Exhibit 99.1 Stoke Therapeutics NASDAQ: STOK Edward M. Kaye, M.D. Chief Executive Officer th 40 Annual J.P. Morgan Healthcare Conference January 10, 2022 © Copyr © igh Cot p2022 yrigh t S2022 toke T Sh to er ke ap T eh ue tic ras peutics 1

Disclaimer This presentation has been prepared by Stoke Therapeutics, Inc. (“Stoke” or “our”) for informational purposes only and not for any other purpose. Nothing contained in this presentation is, or should be construed as, a recommendation, promise or representation by the presenter or Stoke or any officer, director, employee, agent or advisor of Stoke. This presentation does not purport to be all-inclusive or to contain all of the information you may desire. Information provided in this presentation speaks only as of the date hereof. Stoke assumes no obligation to publicly update any information or forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, subsequent events, or circumstances after the date hereof, or to reflect the occurrence of unanticipated events. This presentation contains “forward-looking” statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to: the ability of our TANGO platform to design medicines to increase protein production and the expected benefits thereof; expectations regarding our aspirations to execute in the clinic with STK- 001, advance to the clinic with STK-002, and expand our pipeline through internal discovery and collaboration; the ability of STK-001 to treat the underlying causes of Dravet syndrome and reduce seizures; the ability of STK-002 to treat the underlying causes of Autosomal Dominant Optic Atrophy (ADOA); the preclinical data and study results regarding OPA1; our future operating results, financial position and liquidity; our expectations about timing and execution of anticipated milestones, responses to regulatory authorities, expected nomination of future product candidates and timing thereof; our expectations, plans, aspirations and goals, including those related to the goals of our collaboration with Acadia; and our preliminary cash, cash equivalents, marketable securities and restricted cash and shares outstanding as of December 31, 2021. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “plan,” “potential,” “possible,” “will,” “would,” and other words and terms of similar meaning. These forward-looking statements involve risks and uncertainties, as well as assumptions, which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such statements, including: our ability to develop, obtain regulatory approval for and commercialize STK-001, STK-002, and future product candidates, including any future product candidates nominated for SYNGAP1 or MECP2; the timing and results of preclinical studies and clinical trials; the risk that positive results in a clinical trial may not be replicated in subsequent trials or success in early stage clinical trials may not be predictive of results in later stage clinical trials; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events; failure to protect and enforce our intellectual property and other proprietary rights; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives, including our collaboration with Acadia; risks relating to technology failures or breaches; our dependence on collaborators, including Acadia, and other third parties for the development, regulatory approval, and commercialization of products and other aspects of our business, which are outside of our full control; the direct and indirect impact of COVID-19 on our business, financial condition and operations, including on our expenses, supply chain, strategic partners, research and development costs, clinical trials and employees; risks associated with current and potential future healthcare reforms; risks relating to attracting and retaining key personnel; failure to comply with legal and regulatory requirements; risks relating to access to capital and credit markets; environmental risks; risks relating to the use of social media for our business; and the other risks and uncertainties that are described in the Risk Factors section of our most recent annual or quarterly report and in other reports we have filed with the U.S. Securities and Exchange Commission. These statements are based on our current beliefs and expectations and speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements. By attending or receiving this presentation you acknowledge that you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date such statements are made; you will be solely responsible for your own assessment of the market and our market position; and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of Stoke. © Copyright 2022 Stoke Therapeutics 2

Addressing the underlying cause of severe diseases by upregulating protein expression with RNA-based medicines Execute in the clinic with STK-001, the first potential disease-modifying approach for the treatment of Dravet syndrome Boldly Restoring Advance to the clinic with STK-002, the first potential Genetic Health disease-modifying approach for the treatment of Autosomal Dominant Optic Atrophy (ADOA) Expand pipeline through internal discovery and collaboration © © C Co op pyr yrigh ight t 2022 2022 S Sto toke ke T Th he er ra ap pe eu utic tics s 3 3

A Differentiated Platform for the Discovery and Development of Novel RNA-Based Medicines

STOKE THERAPEUTICS

Proprietary RNA therapeutics platform (TANGO)

Targets pre-mRNA splicing to restore target protein to near-normal levels

Disease-modifying approach

We aim to address the underlying cause of severe diseases

Clinical stage with emerging pipeline

Phase 1/2a studies ongoing with STK-001 for Dravet syndrome (DS). Preclinical development initiated for STK-002 for autosomal dominant optic atrophy (ADOA)

Broad therapeutic potential

~1,200 monogenic disease genes and ~6,500 additional genes with TANGO target signatures

Source: Lim, K.H., Han, Z., Jeon, H.Y. et al. Antisense oligonucleotide modulation of non-productive alternative splicing upregulates gene expression. Nat Commun 11, 3501 (2020).

© Copyright 2022 Stoke Therapeutics
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Our compounds aim to restore protein Targeted levels by increasing protein production from the functional copy of a gene and: Augmentation of Selectively boost expression only in tissues Nuclear where the protein is normally expressed Offer one drug for diseases caused by many Gene different loss-of-function mutations Output Apply to genes of diverse size: can be used to address small or large gene targets © © C Co op pyr yrigh ight t 2022 2022 S Sto toke ke T Th he er ra ap pe eu utic tics s 5 5

Haploinsufficiency Haploinsufficiency without TANGO-ASO with TANGO-ASO = 50% increased functional functional protein expression protein 6

2021 Execution Initiated Swallowtail Open Label Extension (OLE) study of STK-001 1H2021 ✓ 2H2021 Initiated multiple ascending dose (MAD) study of STK-001 (MONARCH) ✓ 3Q2021 Reported preliminary safety, PK, and CSF data (SAD portion of MONARCH) ✓ 2H2021 Initiated (MAD) study of STK-001 in the U.K. (ADMIRAL) ✓ 2H2021 Initiated ADOA natural history data collection ✓ YE2021 Identified clinical candidate for the treatment of ADOA ✓ © Copyright 2022 Stoke Therapeutics 7

Dravet Syndrome: A Severe, Progressive Genetic Epilepsy

STOKE THERAPEUTICS

85%
of cases caused by a **HAPLOINSUFFICIENCY** of the *SCN1A* gene

RESULTING in

50%
$Na_V1.1$ protein expression

1 out of **16,000**
babies are born with Dravet syndrome

Up to **20%** of children and adolescents with Dravet syndrome die before adulthood, due to SUDEP[1], prolonged seizures, seizure-related accidents or infections

Seizures are not adequately controlled in **90%** of people with Dravet syndrome

~35,000
people affected in the U.S., Canada, Japan, Germany, France and the UK



Dravet syndrome is not concentrated in a particular geographic area or ethnic group

[1] Sudden Unexpected Death in Epilepsy

Sources: *2018 Health Advances Report*; Djémié et al., *Molecular Genetics & Genomic Medicine*, 2016; Lagae et al., *Developmental Medicine & Child Neurology*, 2017; Nabbout et al., *Orphanet Journal of Rare Diseases*, 2013

© Copyright 2022 Stoke Therapeutics
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No Approved Disease-Modifying Therapies for Dravet Syndrome Non-Seizure Comorbidities of Dravet Syndrome Are Not Addressed by Current Therapies • Intellectual disability • Developmental delays • Movement and balance issues • Language and speech disturbances • Growth defects • Sleep abnormalities • Disruptions of the autonomic nervous system • Mood disorders Dravet syndrome is classified as a developmental and epileptic encephalopathy due to the developmental delays and cognitive impairment associated with the disease © Copyright 2022 Stoke Therapeutics 9

Non-Seizure Comorbidities of DS are Progressive and Measurable Gap in overall intellectual development and adaptive function between patients and neurotypical children appears to widen with age Results from the VABS Assessment Adaptive Behavior Composite (ABC)* 100 80 60 Initial findings showed: • Validation of standard cognitive measures 40 for use in DS patients • Substantially decreased neurocognitive abilities despite 20 the use of multiple anti-seizure medications • A gap in adaptive functioning was observed in VABS* 0 testing 24 48 72 96 120 144 168 192 216 (n=36, 2-18 year-olds). Study ongoing. Age (m) * VABS = Vineland Adaptive Behavior Scales * ABC score based on Communication, Daily Living, and Socialization domains and expressed relative to normative mean of 100 © Copyright 2022 Stoke Therapeutics 10 Source: BUTTERFLY: An Observational Study to Investigate Cognition and Other Non-seizure Comorbidities in Children and Adolescents with Dravet Syndrome (DS) (AES 2021). Standard Score

STK-001 Significantly Reduces Premature Mortality in DS Mice After a Single Dose

STOKE THERAPEUTICS

Significant improvements in survival after STK-001 administration at postnatal day 2



100
80
60
40
20
0
Survival (%)
0
10
20
30
40
50
60
70
80
90
Postnatal days
p<0.0001
PBS wild-type (n=46)
STK-001 wild-type (n=27)
STK-001 *SCN1a*+/- (n=34)
PBS *SCN1a*+/- (n=62)

Science Translational Medicine AAAS

Sources: Z. Han, C. Chen, A. Christiansen, S. Ji, Q. Lin, C. Anumonwo, C. Liu, S. C. Leiser, I. Aznarez, G. Liau, L. L. Isom, Antisense oligonucleotides increase Scn1a expression and reduce seizures and SUDEP incidence in a mouse model of Dravet syndrome. *Sci. Transl. Med.* 12, eaaz6100 (2020).

© Copyright 2022 Stoke Therapeutics

11

Preclinical Findings Support Clinical Development of STK-001

- Single dose restores $Na_V1.1$ to near-normal levels for >3 months in DS mice ✓
- Significantly reduces mortality and seizure frequency in DS mice ✓
- Achieves broad distribution and increases $Na_V1.1$ protein expression in NHPs ✓
- Well-tolerated as shown in single and multiple-dose toxicology studies in NHPs ✓

Sources: Targeted Augmentation of Nuclear Gene Output (TANGO) of SCN1A reduces seizures and rescues parvalbumin positive interneuron firing frequency in a mouse model of Dravet syndrome (AES 2020). Wengert ER, Wagley PK, Strohm SM, Reza N, Wenker IC, Gaykema RP, Christiansen A, Liau G, Patel MK. Targeted Augmentation of Nuclear Gene Output (TANGO) of Scn1a rescues parvalbumin interneuron excitability and reduces seizures in a mouse model of Dravet Syndrome. Brain Res. 2022;1775:147743. Stoke data. TANGO oligonucleotides for the treatment of Dravet Syndrome: Safety, biodistribution and pharmacology in the non-human primate (AES 2019)

© Copyright 2022 Stoke Therapeutics
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Phase 1/2a Trials of STK-001 for Dravet Syndrome are Ongoing

STOKE THERAPEUTICS

Parallel studies in the US & UK evaluating children and adolescents ages 2 to 18 years old

	monarch	admiral
Design	Evaluation of STK-001 (up to 45mg*)	Evaluation of STK-001 (up to 70mg)
Status	• SAD: Enrollment ongoing @45mg • MAD: Enrollment and dosing ongoing @30mg	• MAD: Enrollment and dosing ongoing @30mg
Target Enrollment	~90	Up to 60
Primary Endpoint	Safety and tolerability of SAD and MAD dose levels Characterize human pharmacokinetics (PK) and cerebrospinal fluid (CSF) drug exposure	Safety and tolerability of MAD dose levels Characterize human pharmacokinetics (PK) and cerebrospinal fluid (CSF) drug exposure
Secondary Endpoint	Change in seizure frequency, overall clinical status, and quality of life	Change in seizure frequency, overall clinical status, and quality of life
Open-Label Extension	Enrollment and dosing is ongoing (swallowtail)	Enrollment expected to begin in 2Q22 (Longwing)

*Doses >45mg remain on FDA partial clinical hold.

Sources: Interim Safety, PK, and CSF Exposure Data from the Phase 1/2a MONARCH Study of STK-001, an Antisense Oligonucleotide (ASO), in Children and Adolescents with Dravet Syndrome (AES 2021). ADMIRAL: A UK Study of the Safety and Pharmacokinetics of Antisense Oligonucleotide STK-001 in Children and Adolescents with Dravet Syndrome (AES 2021).

© Copyright 2022 Stoke Therapeutics

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Patients Treated with STK-001 Experienced Reductions in Convulsive Seizure Frequency 70.6% (12/17) of patients including all patients ages 2-12 (n=7) experienced a reduction from baseline in convulsive seizure frequency measured from Day 29 to Day 84 Reductions in seizure frequency were also observed among patients ages 13-18 Patients (13 to 18 Years) Combined by Cohort Patients (2 to 12 Years) Combined by Cohort 50 50 25 25 0 0 -25 -25 -50 -50 -75 -75 Cohort A1 (10mg; N=3) Cohort A1 (10mg; N=1) Day 29-84 Day 29-84 Cohort A2 (20mg; N=2) Cohort A2 (20mg; N=2) Cohort A3 (30mg; N=3) Cohort A3 (30mg; N=2) Cohort B1 (20mg MAD; N=2) Cohort B1 (20mg MAD; N=2) © Copyright 2022 Stoke Therapeutics 14 Source: Interim Safety, PK, and CSF Exposure Data from the Phase 1/2a MONARCH Study of STK-001, an Antisense Oligonucleotide (AS0), in Children and Adolescents with Dravet Syndrome (DS) (AES 2021) Median % Change from Baseline Median % Change from Baseline

Median % Change from Baseline in Seizure Frequency More Evident >4 Weeks After Dosing Patients (All Ages) Combined by Cohort: Patients (All Ages) Combined by Cohort: Day 29-84 Day 1-84 0 0 -17% -25 -25 -37% -50 -50 Day 29-84 Day 1-84 © Copyright 2022 Stoke Therapeutics 15 Source: Interim Safety, PK, and CSF Exposure Data from the Phase 1/2a MONARCH Study of STK-001, an Antisense Oligonucleotide (AS0), in Children and Adolescents with Dravet Syndrome (DS) (AES 2021) Median % Change from Baseline Median % Change from Baseline

3 Monthly 30mg Doses of STK-001 Projected to Achieve Pharmacologically Active Brain Levels in >95% of Patients

Plasma and CSF exposure data from MONARCH can be used to predict STK-001 brain levels in patients



30 mg
Mean Brain without Thalamus
1
29
57
85
113
141
169
197
225
Time (days)
Pharmacologically active range
2-<8 years
8-<13 years
13-<=18 years

Pharmacologic effect likely lasts beyond timepoint when STK-001 brain concentration falls below minimum level

Source: Interim Safety, PK, and CSF Exposure Data from the Phase 1/2a MONARCH Study of STK-001, an Antisense Oligonucleotide (ASO), in Children and Adolescents with Dravet Syndrome (DS) (AES 2021)

© Copyright 2022 Stoke Therapeutics

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STK-001 Has Potential to Address the Genetic Cause of Dravet Syndrome (DS)

Summary of Ph1/2a MONARCH Interim Data	
Single doses up to 30mg and three 20mg doses were well tolerated with no safety concerns related to study drug	✓
Plasma and CSF data from MONARCH correlated well with model and likely predict STK-001 brain levels in patients	✓
Trend toward seizure reduction observed in DS patients following dosing of STK-001	✓
3 monthly doses (30mg) predicted to achieve pharmacological active brain levels in >95% of patients	✓

Preliminary clinical data from multiple 30mg doses of STK-001 expected in the second half of 2022

© Copyright 2022 Stoke Therapeutics
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Autosomal Dominant Optic Atrophy (ADOA): A Severe, Progressive Optic Nerve Disorder

STOKE THERAPEUTICS

65-90%

of cases caused by mutations in one allele of the *OPA1* gene, most of which lead to a **HAPLOINSUFFICIENCY**

RESULTING in

50%

OPA1 protein expression and disease manifestation

1 out of 30,000

people are affected globally with a higher incidence of ~1 out of 10,000 in Denmark due to a founder effect

>400

Different *OPA1* mutations reported in ADOA patients

Up to **46%**

of patients are registered legally blind

80%

of patients are symptomatic by age 10

~18,000

people affected in the U.S., Canada, Japan, Germany, France and the UK



Sources: Yu-Wai-Man P et al. *Ophthalmology*, 2010; Yu-Wai-Man P, Chinnery PF. *Ophthalmology*, 2013; P. Amati-Bonneau P et al. *The International Journal of Biochemistry & Cell Biology*, 2009; Lenaers G, Hamel C, Delettre C, et al. *Orphanet J Rare Dis*, 2012; Chun BY and Rizzo JF III. *Curr Opin Ophthalmol*, 2016; Le Roux B, Lenaers G, Zanlonghi X et al. *Orphanet J Rare Dis*, 2019; "What is ADOA?" Autosomal Dominant Optic Atrophy Association. Accessed May 6, 2020, from https://www.adoaa.org/what-is-adoa;

© Copyright 2022 Stoke Therapeutics

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No Approved Disease-Modifying Therapies for ADOA

STOKE THERAPEUTICS

Healthy Vision



Simulation of Optic Neuropathy



- Most common inherited optic nerve disorder
- Leads to central field defects and reduced color vision in both eyes
- Severity can vary; rate of vision loss difficult to predict
- Supportive services and low-vision aids are offered for patients


Healthy


ADOA patient

Sources: Yu-Wai-Man P et al. *Ophthalmology*, 2010; Yu-Wai-Man P, Chinnery PF. *Ophthalmology*, 2013; Lenaers G, Hamel C, Delettre C, et al. *Orphanet J Rare Dis*, 2012; Chun BY and Rizzo JF III. *Curr Opin Ophthalmol*, 2016
Image of child sourced from ICR, Ophthalmology Center Barcelona. Accessed Jan. 8, 2021 from https://icrcat.com/en/eye-conditions/leber-hereditary-optic-neuropathy/ Credit: Lhon Eye Society Sweden. Image shown depicts Leber Hereditary Optic Neuropathy, which presents visual effects similar to ADOA.

© Copyright 2022 Stoke Therapeutics
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OPA1 is Critical for Normal Mitochondrial Function and Cellular Metabolism

- Retinal ganglion cells have very high energy (ATP) requirements
- Impaired mitochondrial function leads to cell death
- OPA1 is critical for mitochondrial function and energy production



Healthy
ATP
OPA1 +/+
Mitochondrial Bioenergetics Functional
Cristae Structural Stability
Antioxidant Defense
ADOA
ROS
ATP
OPA1 +/-
Mitochondrial Bioenergetic Dysfunction
Cristae Structural Disruption
Oxidative Stress
Cell Survival
Cell Death

* ROS = Reactive Oxygen Species

© Copyright 2022 Stoke Therapeutics
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TANGO ASO Increases OPA1 Protein and ATP Linked Mitochondrial Respiration in ADOA Patient Cells ASO treatment increased OPA1 protein levels in ASO treatment increased ATP linked respiration OPA1 deficient ADOA patient cells in OPA1 deficient ADOA patient cells 200 ** **** **** 140 150 120 100 * healthy control **** mock 100 80 patient 1 patient 1 60 patient 2 patient 2 50 40 20 0 0 Source (left graph): Stoke data Source (right graph): Venkatesh A, et al. Antisense oligonucleotide mediated increase in OPA1 improves mitochondrial function in fibroblasts derived from patients with © Copyright 2022 Stoke Therapeutics 21 autosomal dominant optic atrophy (ADOA). Presented at The Association for Research in Vision and Ophthalmology; May 1-7, 2021. Normalized OPA1 protein expression ATP linked respiration

TANGO ASOs Have the Potential to Address the Genetic Cause of ADOA

Summary of Key Preclinical Data

- Increase OPA1 protein and ATP linked respiration in ADOA patient cells ✓
- Result in dose-dependent increases in OPA1 protein expression in rabbit retina ✓
- Were well tolerated for up to 29 days after intravitreal injection in rabbit ✓

Preclinical toxicology studies ongoing in 2022 to support future clinical trials for STK-002

Sources: Venkatesh A, et al. Antisense oligonucleotide mediated increase in OPA1 improves mitochondrial function in fibroblasts derived from patients with autosomal dominant optic atrophy (ADOA). Presented at The Association for Research in Vision and Ophthalmology; May 1-7, 2021.Venkatesh A, et al. Antisense oligonucleotide mediated increase of OPA1 expression using TANGO technology for treatment of autosomal dominant optic atrophy. Presented at The Association for Research in Vision and Ophthalmology; May 3-7, 2020; Baltimore, MD.

© Copyright 2022 Stoke Therapeutics
22

Collaboration with Acadia Pharmaceuticals to Pursue RNA-Based Treatments for Severe & Rare Genetic Neurodevelopmental Diseases Collaboration leverages Stoke’s proprietary TANGO research platform and Acadia’s expertise in neurology drug development and commercialization 3 targets focused on severe and rare genetic Stoke receives a $60M upfront payment neurodevelopmental diseases of the central and potential milestones up to $907M as nervous system well as royalties on future sales • Acadia receives exclusive worldwide licenses for: • Acadia fully funds the research and • Rett syndrome (MECP2) preclinical development activities for Rett • Undisclosed neurodevelopmental target syndrome (MECP2) and undisclosed neurodevelopmental program • 50:50 co-development co-commercialization of SYNGAP1 • Share 50/50 in all world-wide costs and future profits for SYNGAP1 program © Copyright 2022 Stoke Therapeutics 23

Rett Syndrome: A Severe, Debilitating Neurological Disorder

~33%

of cases caused by hypomorphic mutations of the *MECP2* gene[1]

RESULTING in

Partial loss of function of the MeCP2 protein

1 out of **10,000** to **15,000** females are born with Rett syndrome[2]

Period of rapid decline typically begins between

6 to **18**

months[4]

Symptoms include[3]:

- **Loss of purposeful hand use**
- **Involuntary hand movements such as handwringing**
- **Loss of speech**
- **Loss of mobility or gait disturbances**

60-80% of patients have **epilepsy**[4]

Note: All seizure types have been reported in Rett syndrome. Complex partial and generalized tonic-clonic are the most common

Sources: [1] RettBase (http://mecp2.chw.edu.au/); GnomAD (https://gnomad.broadinstitute.org); NOMAD; [2] National Institutes of Health – National Institute of Neurological Disorders and Stroke; [3] International Rett Syndrome Foundation; [4] Operta et al., Brain Behav 2019

© Copyright 2022 Stoke Therapeutics

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SYNGAP1 Syndrome: A Severe Intellectual Disability / Developmental and Epileptic Encephalopathy (ID/DEE)

STOKE THERAPEUTICS

>80%

of cases caused by a **HAPLOINSUFFICIENCY** of the *SYNGAP1* gene[1]

RESULTING in

50%

SynGAP protein expression

~1-2 out of 100,000 children are born with SYNGAP1-ID/DEE

1-2%

of all **intellectual disability** cases[2]

84%

of patients have **generalized epilepsy**[3]

100%

of patients have **developmental delay** or **intellectual disability**[3]

~50%

of patients have **autism and other behavioral abnormalities**[3]

Sources: [1] Parker et al., *American Journal of Medical Genetics*, 2015; Jimenez-Gomez et al., Journal of Neurodevelopmental Disorders, 2019; [2] SYNGAP1 Resource Guide, Second Edition; An Overview of SYNGAP1 Basic Biology and Clinical Description. Bridge the Gap SYNGAP (now SYNGAP1 Foundation); SynGAP Research Fund; [3] SYNGAP1-Related Intellectual Disability: https://www.ncbi.nlm.nih.gov/books/NBK537721/#_syngap1-id_Clinical_Characteristics_

© Copyright 2022 Stoke Therapeutics
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Investing In Our Pipeline PROGRAM TARGET DISCOVERY & PRECLINICAL PHASE 1/2 PHASE 3 PARTNER Central Nervous System 100% Stoke Dravet Syndrome SCN1A STK-001 Global Stoke: Acadia SYNGAP1 SYNGAP1 Syndrome 50:50 Acadia Rett Syndrome MECP2 Worldwide License Acadia Undisclosed Undisclosed Worldwide License Ophthalmology 100% Stoke OPA1 STK-002 ADOA Global © Copyright 2022 Stoke Therapeutics 26

STOKE THERAPEUTICS

Our Strategy For 2022

Advance our wholly owned CNS and eye programs and expand the scope of our drug discovery efforts

Advance STK-001 for Dravet Syndrome

- Additional clinical data on STK-001 (30mg MAD) anticipated in 2H22
- Initiate dosing >30mg in MONARCH and ADMIRAL

Advance STK-002 for ADOA

- Conduct preclinical toxicology studies to support future clinical trials for STK-002
- Begin enrollment in prospective ADOA natural history study
- Present additional preclinical data for STK-002 at scientific forum

Develop & Expand Pipeline

- Continue discovery efforts to identify new targets
- Execute on collaboration with Acadia

© Copyright 2022 Stoke Therapeutics
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Current Liquidity Including Upfront from Acadia Anticipated to Fund Operations into the Second Half of 2024 $220.4M* 36.9M Cash, Cash Equivalents, Common Shares Outstanding Marketable Securities, and Restricted Cash (unaudited) as of 12/31/2021 (unaudited) as of 12/31/2021 © © C Co op pyr yrigh ight t 2022 2022 S Sto toke ke T Th he er ra ap pe eu utic tics s 28 28 *Does not include the $60 Million Upfront from Acadia

Q&A © Copyright 2022 Stoke Therapeutics 29